Exhibit 99.1

CONTACTS:

Sandy O’Halloran, investor relations

408.503.7405

sandy.ohalloran@palmOne.com

Marlene Somsak, media relations

408.503.2592

marlene.somsak@palmOne.com

palmOne Reports Q3 FY05 Results

Revenue Up 18% Year-over-Year

MILPITAS, Calif., March. 17, 2005 — palmOne, Inc. (Nasdaq: PLMO) today reported revenue of $285.3 million for the third quarter of fiscal year 2005, ended Feb. 25, up approximately 18 percent from the $242.5 million reported during the comparable quarter a year ago.

Net income was $4.4 million, or $0.09 per diluted share, measured on a Generally Accepted Accounting Principles, or GAAP, basis and reflecting certain non-recurring employee-separation costs. This compares to a loss in the year-ago period of $9.3 million, or $0.20 per share.

Net income in the third quarter of fiscal year 2005, measured on a non-GAAP basis, totaled $10.6 million, or $0.21 per diluted share, excluding the effects of amortization of intangible assets and deferred stock-based compensation and employee-separation costs. This compares to a non-GAAP net income in the third quarter of fiscal year 2004 of $0.6 million, or $0.01 per diluted share, which excluded the effects of amortization of intangible assets and deferred stock-based compensation and restructuring charges.

“We executed well and delivered strong revenue growth and gross margin during the quarter. Treo(TM) smartphone sell-through rose by almost 50 percent, and our share of the handheld-computer market expanded around the world,” said Ed Colligan, palmOne president and interim chief executive officer. “Going forward, we’re committed to investing in our product-development engine and software-application differentiation. We’ll also work to accelerate the pace at which we bring our smartphones to new carriers and higher-speed networks.”

Colligan noted the following financial highlights:

•	Revenue rose approximately 18 percent, marking the seventh consecutive quarter of year-over-year growth;

•	Gross margin rose to 31.0 percent in the quarter from 28.9 percent in the comparable quarter a year ago;

•	Operating margin was 1.8 percent, and non-GAAP operating margin was 4.0 percent;

•	Net income was $4.4 million, and non-GAAP net income totaled $10.6 million; and

•	The company generated $21.5 million in cash from operations in the quarter.

During the quarter, palmOne accomplished the following:

•	Expanded smartphone sales to include the Treo 650 across the Cingular Wireless network in the United States, building upon sales of Treo 600 smartphones and taking advantage of Cingular’s high-speed Enhanced Data for Global Evolution, or EDGE, network, the nation’s fastest data network;

•	Expanded the relationship with Orange in the U.K., France and Switzerland to include the Treo 650 smartphone building upon Orange’s previous sales of Treo 600 smartphones. Orange is expected to begin selling the Treo 650 in the fourth fiscal quarter;

•	Signed an agreement with Telecom Italia Mobile, or TIM, to distribute the Treo 650 smartphone in Italy. TIM is expected to begin selling the Treo 650 in the fourth fiscal quarter;

•	Announced the sale of 1.5 million units of the Tungsten(TM) E handheld computer in 14 months on the market. The Tungsten E consistently has been the best-selling handheld in the United States and represented 20 percent of all U.S. handheld sales since its introduction, according to The NPD Group; and

•	Shipped approximately 938,000 Zire(TM), Tungsten and Treo family devices. Cumulative shipments to date total approximately 29.9 million units.

Guidance for the Fourth Quarter of Fiscal Year 2005

The company also provided guidance for the fourth fiscal quarter of 2005, which ends June 3, 2005, as follows:

•	Revenue will be between $320 million and $330 million, which represents 22 percent growth over the year-ago period, measured at the midpoint of the range. This guidance assumes that certain products originally expected to ship early in the fourth quarter will ship later in the fourth quarter or move to the first quarter of fiscal year 2006;

•	Smartphones are expected to generate approximately 50 percent of anticipated net revenue;

•	Gross margin is expected to be in the range of 29.5 percent to 30.5 percent;

•	Operating expenses on a GAAP basis, which includes approximately $2.5 million for amortization of intangible assets and stock-based compensation, are expected to be in the $79 million to $81 million range. On a non-GAAP basis the company anticipates operating expenses to be in the range of $76 million to $78 million, which includes increased investments in our product-development engine;

•	Earnings per diluted share on a GAAP basis in the range of $0.20 to $0.27 and on a non-GAAP basis in the range of $0.25 to $0.32; and

•	Continued positive cash flow from operations.

Investor’s Note

The company will provide a detailed description of its financial results in a conference call and webcast with investors today at 2 p.m. PST. The dial-in number for the call is 800.291.5365 in the United States and 617.614.3922 for international callers. The passcode for both live calls is 42982984. The conference call will be available live over the Internet by logging onto http://ir.palmOne.com/. A slide presentation also will be available simultaneously with the conference call. An audio replay and text transcript of the conference call also can be accessed at the same URL beginning today at approximately 5:30 p.m. PST.

A replay of the conference call will be available through March 24, 2005. The dial-in number for the replay will be 888.286.8010, pass code 83270323, or, internationally at 617.801.6888, with a pass code of 83270323. An archive of the audio and visual portion of the conference call will be available on palmOne’s investor relations website at http://ir.palmone.com.

Cautionary Note Regarding Forward-looking Statements:

This press release contains forward-looking statements within the meaning of the federal securities laws, including, without limitation, statements regarding palmOne’s expected fourth quarter of fiscal year 2005 revenue, gross margin, operating expenses, earnings per share and cash flow from operations, product revenue mix, investments in product development and differentiation and bringing palmOne’s smartphones to new carriers and higher-speed networks. These statements are subject to risks and uncertainties that could cause actual results and events to differ materially, including, without limitation, the following: fluctuations in the demand for palmOne’s existing and future products and services and growth in palmOne’s industries and markets; palmOne’s ability to forecast demand for its products; possible defects in products and technologies developed; palmOne’s ability to introduce new products and services successfully and in a cost-effective and timely manner; palmOne’s ability to timely and cost-effectively obtain components and elements of its technology from suppliers; palmOne’s ability to compete with existing and new competitors; palmOne’s dependence on wireless carriers and ability to meet wireless-carrier certification requirements; palmOne’s ability to utilize its net operating losses. A detailed discussion of these and other risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements is included in palmOne’s most recent filings with the Securities and Exchange Commission, including its Quarterly Report on Form 10-Q for the fiscal quarter ended November 26, 2004 and its Annual Report on Form 10-K for the fiscal year ended May 28, 2004. palmOne undertakes no obligation to update forward-looking statements to reflect events or circumstances occurring after the date of this press release.

Non-GAAP Financial Measures:

To supplement the company’s consolidated financial statements presented in accordance with GAAP, palmOne uses non-GAAP measures of certain components of financial performance, including operating income (loss), net income (loss) and per share data, which are adjusted from results based on GAAP to exclude certain expenses, gains and losses. These non-GAAP measures are provided to enhance investors’ overall understanding of the company’s current financial performance and the company’s prospects for the future. Specifically, the company believes the non-GAAP results provide useful information to both management and investors by excluding certain expenses, gains and losses that may not be indicative of its core operating results. These non-GAAP results are among the primary indicators management uses as a basis for planning and forecasting of future periods and facilitating management’s internal comparisons to the company’s historical operating results and comparisons to competitors’ operating results. In addition, because palmOne has historically reported certain non-GAAP results to investors, the company believes the inclusion of non-GAAP measures provides consistency in the company’s financial reporting. These measures should be considered in addition to results prepared in accordance with generally accepted accounting principles, but should not be considered a substitute for, or superior to, GAAP results. These non-GAAP financial measures may also be different from non-GAAP financial measures used by other companies. Consistent with the company’s practice, the non-GAAP measures included in this press release have been reconciled to the nearest GAAP measure.

About palmOne, Inc.

palmOne, Inc. — a leader in handheld computing and communications solutions — strives to put the power of computing in people’s hands so they can access and share their most important information. The company’s products include Treo(TM) smartphones, Zire(TM) and Tungsten(TM) handhelds and software and accessories.

palmOne products are sold through select Internet, retail, reseller and wireless operator channels throughout the world, and at palmOne Retail Stores and palmOne online stores (http://www.palmOne.com/stores).

More information about palmOne, Inc. is available at http://www.palmOne.com.

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palmOne, Zire, Tungsten and Treo are among the trademarks or registered trademarks owned by or licensed to palmOne, Inc. All other brand and product names are or may be trademarks of, and are used to identify products or services of, their respective owners.

palmOne, Inc.

Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended		Nine Months Ended
	Feb. 28, 2005	Feb. 28, 2004	Feb. 28, 2005	Feb. 28, 2004
Revenues	$285,265	$242,485	$934,590	$682,308

Costs and operating expenses:
Cost of revenues (*)	196,773	172,169	645,054	491,132
Sales and marketing	44,391	38,582	126,994	116,869
Research and development	23,410	19,831	62,385	51,607
General and administrative	9,416	9,170	30,527	27,219
Amortization of intangible assets and deferred stock-based compensation (**)	2,186	5,414	7,052	7,473
Employee separation costs	4,000	—	4,000	—
Restructuring charges	—	4,522	—	8,110

Total costs and operating expenses	280,176	249,688	876,012	702,410

Operating income (loss)	5,089	(7,203)	58,578	(20,102)
Interest and other income (expense), net	1,205	(486)	1,782	965

Income (loss) before income taxes	6,294	(7,689)	60,360	(19,137)
Income tax provision	1,921	1,633	11,702	4,415

Income (loss) from continuing operations	4,373	(9,322)	48,658	(23,552)
Loss from discontinued operations (net of taxes of $0, $0, $0 and $252, respectively )	—	—	—	(11,634)

Net income (loss)	$4,373	$(9,322)	$48,658	$(35,186)

Net income (loss) per share:
Basic:
Continuing operations	$0.09	$(0.20)	$1.01	$(0.63)
Discontinued operations	—	—	—	(0.31)

	$0.09	$(0.20)	$1.01	$(0.94)

Diluted:
Continuing operations	$0.09	$(0.20)	$0.95	$(0.63)
Discontinued operations	—	—	—	(0.31)

	$0.09	$(0.20)	$0.95	$(0.94)

Shares used in computing per share amounts:

Basic	48,751	46,073	48,254	37,373
Diluted	51,441	46,073	51,296	37,373

(*)    Cost of revenues does not include that portion of amortization of intangible assets and deferred stock-based compensation related to cost of revenues.

(**)  Amortization of intangible assets and deferred stock-based compensation:

Cost of revenues	$30	$243	$693	$331
Sales and marketing	1,629	4,709	4,997	6,366
Research and development	64	68	192	132
General and administrative	463	394	1,170	644

	$2,186	$5,414	$7,052	$7,473

palmOne’s fiscal periods are generally 13 weeks in length and end on a Friday. For presentation purposes, the periods are presented as ending on Aug. 31, Nov. 30, Feb. 28 and May 31.

palmOne, Inc.

Reconciliation of GAAP to Non-GAAP Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended Feb. 28, 2005			Three Months Ended Feb. 28, 2004
	GAAP	Adjustments	Non-GAAP	GAAP	Adjustments	Non-GAAP
Revenues	$285,265	$—	$285,265	$242,485	$—	$242,485

Costs and operating expenses:
Cost of revenues (*)	196,773	—	196,773	172,169	—	172,169
Sales and marketing	44,391	—	44,391	38,582	—	38,582
Research and development	23,410	—	23,410	19,831	—	19,831
General and administrative	9,416	—	9,416	9,170	—	9,170
Amortization of intangible assets and deferred stock-based compensation (**)	2,186	(2,186)	—	5,414	(5,414)	—
Employee separation costs	4,000	(4,000)	—	—	—	—
Restructuring charges	—	—	—	4,522	(4,522)	—

Total costs and operating expenses	280,176	(6,186)	273,990	249,688	(9,936)	239,752

Operating income (loss)	5,089	6,186	11,275	(7,203)	9,936	2,733
Interest and other income (expense), net	1,205	—	1,205	(486)	—	(486)

Income (loss) before income taxes	6,294	6,186	12,480	(7,689)	9,936	2,247
Income tax provision	1,921	—	1,921	1,633	—	1,633

Income (loss) from continuing operations	4,373	6,186	10,559	(9,322)	9,936	614
Loss from discontinued operations	—	—	—	—	—	—

Net income (loss)	$4,373	$6,186	$10,559	$(9,322)	$9,936	$614

Net income (loss) per share:
Basic:
Continuing operations	$0.09	$0.13	$0.22	$(0.20)	$0.21	$0.01
Discontinued operations	—	—	—	—	—	—

	$0.09	$0.13	$0.22	$(0.20)	$0.21	$0.01

Diluted:
Continuing operations	$0.09	$0.12	$0.21	$(0.20)	$0.21	$0.01
Discontinued operations	—	—	—	—	—	—

	$0.09	$0.12	$0.21	$(0.20)	$0.21	$0.01

Shares used in computing per share amounts:
Basic	48,751	—	48,751	46,073	—	46,073
Diluted	51,441	—	51,441	46,073	1,156	47,229

(*)    Cost of revenues does not include that portion of amortization of intangible assets and deferred stock-based compensation related to cost of revenues.

(**)  Amortization of intangible assets and deferred stock-based compensation:

Cost of revenues	$30	$(30)	$—	$243	$(243)	$—
Sales and marketing	1,629	(1,629)	—	4,709	(4,709)	—
Research and development	64	(64)	—	68	(68)	—
General and administrative	463	(463)	—	394	(394)	—

	$2,186	$(2,186)	$—	$5,414	$(5,414)	$—

The above non-GAAP amounts have been adjusted to eliminate amortization of intangible assets and deferred stock-based compensation, employee separation costs and restructuring charges.

palmOne’s fiscal periods are generally 13 weeks in length and end on a Friday. For presentation purposes, the periods are presented as ending on Aug. 31, Nov. 30, Feb. 28 and May 31.

palmOne, Inc.

Reconciliation of GAAP to Non-GAAP Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Nine Months Ended Feb. 28, 2005			Nine Months Ended Feb. 28, 2004
	GAAP	Adjustments	Non-GAAP	GAAP	Adjustments	Non-GAAP
Revenues	$934,590	$—	$934,590	$682,308	$—	$682,308

Costs and operating expenses:
Cost of revenues (*)	645,054	—	645,054	491,132	—	491,132
Sales and marketing	126,994	—	126,994	116,869	—	116,869
Research and development	62,385	—	62,385	51,607	—	51,607
General and administrative	30,527	—	30,527	27,219	—	27,219
Amortization of intangible assets and deferred stock-based compensation (**)	7,052	(7,052)	—	7,473	(7,473)	—
Employee separation costs	4,000	(4,000)	—	—	—	—
Restructuring charges	—	—	—	8,110	(8,110)	—

Total costs and operating expenses	876,012	(11,052)	864,960	702,410	(15,583)	686,827

Operating income (loss)	58,578	11,052	69,630	(20,102)	15,583	(4,519)
Interest and other income (expense), net	1,782	—	1,782	965	—	965

Income (loss) before income taxes	60,360	11,052	71,412	(19,137)	15,583	(3,554)
Income tax provision	11,702	—	11,702	4,415	—	4,415

Income (loss) from continuing operations	48,658	11,052	59,710	(23,552)	15,583	(7,969)
Loss from discontinued operations (net of taxes of $0 and $252, respectively)	—	—	—	(11,634)	11,634	—

Net income (loss)	$48,658	$11,052	$59,710	$(35,186)	$27,217	$(7,969)

Net income (loss) per share:
Basic:
Continuing operations	$1.01	$0.23	$1.24	$(0.63)	$0.42	$(0.21)
Discontinued operations	—	—	—	(0.31)	0.31	—

	$1.01	$0.23	$1.24	$(0.94)	$0.73	$(0.21)

Diluted:
Continuing operations	$0.95	$0.21	$1.16	$(0.63)	$0.42	$(0.21)
Discontinued operations	—	—	—	(0.31)	0.31	—

	$0.95	$0.21	$1.16	$(0.94)	$0.73	$(0.21)

Shares used in computing per share amounts:
Basic	48,254	—	48,254	37,373	—	37,373
Diluted	51,296	—	51,296	37,373	—	37,373

(**)  Cost of revenues does not include that portion of amortization of intangible assets and deferred stock-based compensation related to cost of revenues.

(*)    Amortization of intangible assets and deferred stock-based compensation:

Cost of revenues	$693	$(693)	$—	$331	$(331)	$—
Sales and marketing	4,997	(4,997)	—	6,366	(6,366)	—
Research and development	192	(192)	—	132	(132)	—
General and administrative	1,170	(1,170)	—	644	(644)	—

	$7,052	$(7,052)	$—	$7,473	$(7,473)	$—

The above non-GAAP amounts have been adjusted to eliminate amortization of intangible assets and deferred stock-based compensation, employee separation costs, restructuring charges and loss from discontinued operations.

palmOne’s fiscal periods are generally 13 weeks in length and end on a Friday. For presentation purposes, the periods are presented as ending on Aug. 31, Nov. 30, Feb. 28 and May 31.

palmOne, Inc.

Condensed Consolidated Balance Sheets

(In thousands, except par value amounts)

(Unaudited)

	February 28, 2005	May 31, 2004
ASSETS
Current assets:
Cash and cash equivalents (1)	$106,381	$98,569
Short-term investments (1)	229,852	153,882
Accounts receivable, net of allowance for doubtful accounts of $7,615 and $8,317, respectively	158,540	120,757
Inventories	45,620	14,030
Investment for committed tenant improvements	6,306	7,197
Prepaids and other	8,976	8,067

Total current assets	555,675	402,502

Restricted investments	775	1,175
Land not in use	60,000	60,000
Property and equipment, net	16,632	19,425
Goodwill	251,879	257,363
Intangible assets, net	5,167	10,979
Deferred income taxes	35,400	34,800
Other assets	564	1,694

Total assets	$926,092	$787,938

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$150,567	$112,772
Accrued restructuring	19,095	27,156
Provision for committed tenant improvements	6,306	7,197
Other accrued liabilities	156,290	112,679

Total current liabilities	332,258	259,804

Non-current liabilities:
Long-term convertible debt	35,000	35,000
Other non-current liabilities	1,150	1,600

Stockholders’ equity:
Preferred stock, $.001 par value, 125,000 shares authorized; none outstanding	—	—
Common stock, $.001 par value, 2,000,000 shares authorized; outstanding: 48,977 shares and 47,032 shares, respectively	49	47
Additional paid-in capital	1,401,985	1,383,630
Unamortized deferred stock-based compensation	(3,209)	(1,995)
Accumulated deficit	(841,980)	(890,638)
Accumulated other comprehensive income	839	490

Total stockholders’ equity	557,684	491,534

Total liabilities and stockholders’ equity	$926,092	$787,938

(1)	In the third quarter of fiscal year 2005, the Company began to classify its investment in auction-rate securities as short-term investments. These investments were included in cash and cash equivalents in previous periods ($104.5 million at May 31, 2004), and such amounts have been reclassified in the accompanying interim financial statements to conform to the current period classification. This change in classification had no effect on the amounts of total current assets, total assets, net income or cash flow from operations of the Company.

palmOne’s fiscal periods are generally 13 weeks in length and end on a Friday. For presentation purposes, the periods are presented as ending on Aug. 31, Nov. 30, Feb. 28 and May 31.

palmOne, Inc.

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Three Months Ended
	Feb. 28, 2005	Feb. 28, 2004
Cash flows from operating activities:
Income from continuing operations	$4,373	$(9,322)
Adjustments to reconcile income from continuing operations to net cash provided by (used in) operating activities:
Depreciation	3,687	5,151
Amortization	2,186	5,625
Deferred income taxes	(600)	—
Realized gain on sale of equity investments	(200)	—
Changes in assets and liabilities, net of effect of business acquisition:
Accounts receivable	60,887	51,535
Inventories	(16,501)	9,294
Prepaids and other	1,797	6
Accounts payable	(33,981)	(19,977)
Accrued restructuring	(1,814)	(3,055)
Other accrued liabilities	1,710	(18,547)

Net cash provided by (used in) operating activities	21,544	20,710

Cash flows from investing activities:
Purchase of property and equipment	(1,699)	(770)
Sale of equity investments	1,200	—
Purchase of short-term investments	(54,875)	(137,762)
Sale of short-term investments	47,734	87,676
Sale of restricted investments	—	1,041

Net cash provided by (used in) investing activities	(7,640)	(49,815)

Cash flows from financing activities:
Proceeds from issuance of common stock; employee stock plans	2,756	635

Net cash provided by financing activities	2,756	635

Change in cash and cash equivalents	16,660	(28,470)
Cash and cash equivalents, beginning of period(1)	89,721	150,020

Cash and cash equivalents, end of period(1)	$106,381	$121,550

Other cash flow information:
Cash paid for income taxes	$3,400	$582

Cash paid for interest	$907	$1,191

(1)	In the third quarter of fiscal year 2005, the Company began to classify its investment in auction-rate securities as short-term investments. These investments were included in cash and cash equivalents in previous periods ($69.0 million at February 28, 2004 and $68.2 million at November 30, 2003), and such amounts have been reclassified in the accompanying interim financial statements to conform to the current period classification. This change in classification had no effect on the amounts of total current assets, total assets, net income or cash flow from operations of the Company.

palmOne’s fiscal periods are generally 13 weeks in length and end on a Friday. For presentation purposes, the periods are presented as ending on Aug. 31, Nov. 30, Feb. 28 and May 31.

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